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                                                                    Exhibit 10.1

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL DELIVERED TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

                            LESLIE'S POOLMART, INC.

                                    WARRANT

                           Dated as of March 12, 1999

                        WARRANTS TO PURCHASE COMMON STOCK

                        Certificate for 147,632 Warrants

                   ISSUED TO GREEN EQUITY INVESTORS II, L.P.
                                   ("GEI II")
                                     ------

     LESLIE'S POOLMART, INC., a Delaware corporation (the "Company") hereby certifies that GEI II is the registered owner of the number of Warrants set forth above.

     Each Warrant entitles the persons who shall from time to time, of record or beneficially, own any of the Warrants (collectively "Holders" and individually "Holder") to purchase one (1) share (each such share being referred to herein as a "Warrant Share" and all such shares being referred to herein, collectively, as the "Warrant Shares") as adjusted from rime to time as provided in Section 7 hereof, of the Common Stock, $0.001 par value per share, of the Company (the "Common Stock") at the exercise price of $0.01 (one cent) per Warrant Share (the "Exercise Price"), subject to the following terms and conditions.

     1. Registration. The Company shall register each Warrant, upon records to be maintained by the Company for such purpose (such records being referred to herein as the "Register"), in the name of the record holder of such Warrant from time to time. The Company may deem and treat the registered holder of each Warrant as the absolute owner thereof for the purpose of any exercise thereof or any distribution to the Holder thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

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     2.   Transfers and Exchanges.

          (a) Registration; Issuance of New Warrant Certificates. The Company shall reflect in the Register the transfer of any Warrant represented hereby upon the surrender of this Warrant Certificate, with the Form of Assignment attached as Annex A hereto duly completed and signed (and with a signature guarantee for the transfer of any Warrants by a registered holder other than the initial registered holder of this Warrant Certificate), to the Company at the office of the Company set forth in Section 11 hereof. Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee of such Warrants and a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the remaining Warrants, if any, not so transferred, shall be issued to the Holder. The Company shall at no time close the Register against the transfer of any Warrant or Warrant Share in any manner that materially interferes with the timely exercise of such Warrant.

          (b) Warrants Exchangeable for Different Denominations. This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder at the office of the Company set forth in Section 11 hereof, for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares that may then be purchased under this Warrant Certificate. Each such new Warrant Certificate shall be dated the date of such exchange and represent the right to purchase such number of Warrant Shares as shall be designated by the Holder at the time of such surrender.

     3.   Duration and Exercise of Warrants.

          (a) Subject to all the terms and conditions hereinafter set forth (including, without limitation, the terms and conditions in Section 16), the Warrants may be exercised by the Holder at any time from the date hereof until 5:00 p.m., Los Angeles time, on June 11, 2007 (the "Expiration Time"). At the Expiration Time, each Warrant not exercised prior thereto shall be and become void and of no value.

          (b) Subject to the provisions of this Warrant Certificate, including adjustments to the Exercise Price and to the number of Warrant Shares issuable upon the exercise of each Warrant pursuant to Section 7 hereof, each holder of a Warrant on or prior to the Expiration Time shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to such holder of a Warrant) at the Exercise Price one fully-paid Warrant Share, which shall be nonassessable upon issuance.

          (c) Subject to Sections 4, 9 and 10(a) hereof, upon (i) surrender of this Warrant Certificate, together with the Form of Election to Purchase attached as Annex B hereto (the "Form of Election to Purchase") duly completed and signed, to the Company at the address provided in Section 11, and (ii) payment of the Exercise Price, multiplied by the number of Warrant Shares then issuable upon exercise of the Warrants being so exercised in immediately available lawful money of the United States of America, the Company shall promptly, but in any event within five (5) days of its receipt of the Form of Election to Purchase, together with the Warrant Certificate and receipt of payment of the Exercise Price, issue and cause to be delivered

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to or upon the written order of the Holder, and in such name or names as such
Holder may designate (subject to Section 4 hereof), a certificate for the Warrant Shares issued upon such exercise of such Warrants. Any person so designated to be named in such certificate for such Warrant Shares shall be deemed to have become the holder of record of such Warrant Shares as of the Date of Election to Purchase such Warrants. The "Date of Election to Purchase" as to any Warrant means the date on which the Company shall have received (1) this Warrant Certificate, with the completed Form of Election to Purchase and (2) payment of the Exercise Price for such Warrant.

          (d) Any part of the Warrants evidenced by this Warrant Certificate shall be exercisable from time to time. If fewer than all the Warrants evidenced by this Warrant Certificate are exercised at any time, the Company, at its expense, shall issue to the registered holder a new Warrant Certificate, in substantially the form of this Warrant Certificate, for the remaining number of Warrants evidenced by this Warrant Certificate.

     4.   Payment of Taxes.

          (a) The Company shall pay all issuance and transfer taxes and charges that may be imposed on the Company or on the Warrants or the Warrant Shares in respect of the transfer of Warrants, or the issuance or delivery of the Certificates for Warrant Shares or other Securities in respect of the Warrant Shares upon the exercise or conversion of Warrants; provided, however, that the Company shall not be required to pay any such tax or other charge imposed in respect of the transfer of Warrants, or the issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares upon the exercise of Warrants, to a person or entity other than a then-existing registered holder of Warrants.

          (b) Upon exercise of the Warrant in whole or in part, the Holder shall be required to pay to the Company (by cashier's or certified check) an amount equal to all applicable federal and state withholding taxes that may become payable by reason of such exercise.

     5. Mutilated or Missing Warrant Certificate. If this Warrant Certificate shall be mutilated, lost, stolen or destroyed, upon request by the registered holder of the Warrants, the Company shall issue, in exchange for and upon cancellation of the mutilated Warrant Certificate, or in substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate, in substantially the form of this Warrant Certificate, of like tenor and representing the equivalent number of Warrants, but, in the case of loss, theft or destruction, only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and, if requested by the Company, indemnity also satisfactory to it.

     6.   Reservation and Issuance of Warrant Shares.

          (a) The Company shall at all times have authorized, and reserve and keep available, exclusively for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of Warrant Shares deliverable upon exercise of the Warrants. The Company shall take all corporate action necessary to enable the Company to validly and legally issue, at the Exercise Price, Warrant Shares that are fully paid and nonassessable.

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          (b) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Certificate, be (i) duly authorized, validly issued, fully paid and nonassessable and (ii) free from all taxes or other governmental charges with respect to the issuance thereof (not including income taxes payable by the holders of Warrants being exercised in respect of gains thereon) and from all liens, charges and security interests created by the Company.

     7.   Adjustments.

          (a) If the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, or pay to holders of Common Stock any dividend payable in shares of Common Stock, the number of Warrant Shares in effect immediately prior to such subdivision or dividend shall be proportionately increased, and conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of Warrant Shares in effect immediately prior to such combination shall be proportionately reduced; and, in either case the Exercise Price shall be adjusted proportionately; provided, however, that the Exercise Price shall in all events be no less than the par value of the Warrant Shares.

          (b) If and to the extent the Company shall issue shares of Common Stock upon the exercise of options issued under either the Company's 1997 Non-Qualified Stock Option Plan (as to which 83,599 shares have been reserved for issuance) or under the Company's 1997 Incentive Stock Option Plan (as to which 273,946 shares have been reserved for issuance), the number of Warrant Shares shall be adjusted, effective on the date of each such issuance of Common Stock under one of the aforesaid Plans, such that when the shares of Common Stock so issued are added to the number of shares of Common Stock outstanding on the date hereof (as such number may be reduced from time to time pursuant to the exercise of the Call Option in respect of Call NQ Options and Call Option Shares, as defined in the Stockholders and Subscription Agreement, dated as of June 11, 1997, by and among the Company, Occidental Petroleum Corporation ("Occidental"), GEI II and the stockholders identified therein (the "Stockholders Agreement")), the Warrant Shares and the shares purchasable by Occidental upon exercise of its warrant (subject to adjustment in accordance with the terms thereof) shall collectively represent fifteen percent (15%) of all of such outstanding shares of Common Stock, rounded to the next highest number of whole shares. In the event any adjustment is made pursuant to this
Section 7(b), all additionally issued shares shall be issued to the Holder of this Warrant Certificate and evidenced by a Warrant Certificate, substantially in the form of this Warrant Certificate. As of the date hereof, the maximum number of shares that may be issued to the Holder of this Warrant Certificate pursuant to this Section 7(b) is 63,096.

     8. No Stock Rights. The Holder of this Warrant Certificate, as such, shall not be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the Holder of this Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting

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stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Election to Purchase Warrants shall have occurred.

     9. Fractional Warrants and Fractional Warrant Shares. The Company may, but shall not be required to, issue fractional Warrant Shares. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable to the Holder of this Warrant Certificate upon exercise of any Warrants, the Company may, at its election, pay to such Holder an amount in cash equal to the amount by which (a) the Fair Market Value (determined pursuant to the Stockholders Agreement) of one share of Common Stock exceeds (b) the Exercise Price, multiplied by such fraction. The Holder of a Warrant Certificate, by the acceptance of the Warrant Certificate, expressly waives the right to receive any fractional Warrant Shares upon exercise of a Warrant. The Holder of a Warrant Certificate shall be entitled to receive fractional Warrants and fractional Warrant Shares at the election of the Company.

     10.  [Intentionally deleted.]

     11. Notices. All notices, requests, demands and other communications relating to this Warrant Certificate shall be in writing, including by telecopier, telex, telegram or cable, addressed, if to the registered holder hereof, to it at the address furnished by the registered holder to the Company, and if to the Company, at its office at 20630 Plummer Street, Chatsworth, California 91311, Attention: President, or to such other address as any party shall notify the other party in writing, and shall be effective, in the case of written notice by mail, three days after placement into the mails (first class, postage prepaid), and in the case of notice by telex, telecopier, telegram or cable, on the same day as sent.

     12. Binding Effect. This Warrant Certificate shall be binding upon and inure to the sole and exclusive benefit of the Company, its permitted successors and permitted assigns, and the registered holder or holders from time to time of the Warrants and the Warrant Shares.

     13. Survival of Rights and Duties. Unless earlier terminated or canceled in whole or in part pursuant to Section 16 of this Warrant Certificate, this Warrant Certificate and unexercised Warrants represented hereby shall terminate and be of no further force and effect on the earlier of the Expiration Time or the date on which all the Warrants shall have been exercised, except that the provisions of Sections 4, 6(b) and 10 of this Warrant Certificate shall continue in full force and effect after any such termination or cancellation.

     14. Governing Law. This Warrant Certificate shall be construed in accordance with and governed by the internal laws of the State of Delaware applicable to contracts executed and to be performed wholly within such state, without regard to the principles of conflicts or choice of law.

     15. Modification and Waiver. This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company against which enforcement of such change, waiver, discharge or termination is sought.

     16. Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company, any consolidation

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or merger of the Company with another entity, or the sale of all or substantially all of the Company's assets to another entity shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the holder shall thereafter have the right to purchase and receive upon the basis and the terms and conditions specified in this Warrant Certificate and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities, cash or other assets as may be issued or payable in such reorganization, reclassification, consolidation, merger or sale with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon the exercise of the rights represented hereby had such rights been exercised immediately prior thereto, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end and that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares of Common stock purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the Holder at the last address thereof appearing in the Register, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase. Notwithstanding the foregoing, in the event that, as a result of a transaction described in this Section 16, a Change of Control (as defined in the Stockholders Agreement) shall occur, then effective as of the date of consummation of the Change of Control, this Warrant shall terminate and shall represent only the right to receive, upon surrender and payment of the exercise price therefor, the stock, securities, cash or other assets to which the holder would have been entitled had this Warrant been exercised immediately prior to consummation of such Change of Control.

     17. Notices of Certain Events. In case: (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; (b) the Company shall authorize the distribution to all holders of shares of Common Stock of assets, including cash, evidences of its indebtedness or other securities; (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants, or of the commencement of a tender offer or exchange offer for shares of Common Stock; (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (e) any event requiring an adjustment pursuant to
Section 7 hereof, then the Company shall cause to be given to the Holder at least 10 business days prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation,

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merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

     18. Information Regarding Adjustments. The Company shall keep a record of any adjustment to the Warrant Shares or the Exercise Price pursuant hereto, together with a record as to the method of calculation and the facts upon which such calculations are based. Such information shall be provided to the Holder upon request. The Company will include such information in the notices given pursuant to Section 17.

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     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof, and the Holder has caused this Warrant Certificate to be executed and delivered by its duly authorized representative.

                                        LESLIE'S POOLMART, INC.


                                        By:  /S/
                                           -------------------------------------
                                                     Brian P. McDermott
                                               President and Chief Executive
                                                          Officer


                                        GREEN EQUITY INVESTORS II, L.P.

                                        By: Green Avenue Capital Partners, L.P.,
                                            its sole general partner

                                        By: Green Avenue Capital Corporation,
                                            its sole general partner


                                        By:  /s/
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                       8

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                                    ANNEX A

                               FORM OF ASSIGNMENT

FOR VALUE RECEIVED, ____________________________________ hereby sells, assigns and transfers to each assignee set forth below all the rights of the undersigned in and to the number of Warrants (as deemed in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to such Warrants and the shares of common stock, $.__ par value per share, of Leslie's Poolmart, Inc. issuable upon exercise of such Warrants:

  Name of Assignee               Address                   Number of Warrants
  ----------------               -------                   ------------------




If the aggregate number of such Warrants shall not constitute all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

                                        Name of
                                        Holder (Print):
                                                       -------------------------

Dated:                                  (By:)
      ---------------,-------               ------------------------------------
                                        (Title:)
                                               ---------------------------------


[SIGNATURE GUARANTEE]                   ATTEST:
(Not Required for Initial
Registered holder)
                                        ----------------------------------------
                                                 [Assistant] Secretary

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

                                    ANNEX B
                                    -------

                          FORM OF ELECTION TO PURCHASE

(To Be Executed by the Holder if the
Holder Desires to Exercise Warrants
Evidenced by the foregoing Warrant Certificate)

To Leslie's Poolmart, Inc.:

The undersigned hereby irrevocably elects to exercise _____________ Warrants (as deemed in and evidenced by the foregoing Warrant Certificates) for, and to purchase thereunder, ____________ shares of common stock, $______ par value per share, of Leslie's Poolmart, Inc., issuable upon exercise of such Warrants and delivery of $____________ in cash and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

The undersigned requests that certificates for such shares be issued in the name of the following:

                                        PLEASE INSERT SOCIAL SECURITY NUMBER
                                        OR TAX IDENTIFICATION NUMBER


                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                            (Please print name and address)

--------------------------------------------------------------------------------

If such number of Warrants shall not constitute all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to the following:

--------------------------------------------------------------------------------
(Please print name and address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Name of Holder
Dated:                                  (Print):
      ------------------, -------               --------------------------------
[SIGNATURE GUARANTEE]                   (By:)
                                             -----------------------------------
(Not Required for Initial                                (Title:)
Registered holder)

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